EXHIBIT 3.1

                             UNDERWRITING AGREEMENT


May 3, 2006

Gold Reserve Inc.
926 West Sprague Avenue
Suite 200
Spokane, Washington 99201
U.S.A.

Attention:        Mr. Douglas Belanger, President

Dear Sirs:

Sprott Securities Inc. ("Sprott") and RBC Dominion Securities Inc. ("RBC" and, together with Sprott, the "Underwriters" and each individually an "Underwriter") understands that Gold Reserve Inc. (the "Corporation") proposes to issue and sell 3,335,000 Class A common shares of the Corporation (the "Underwritten Shares"). The Underwriters further understand that the Corporation has prepared and filed a preliminary short form prospectus, a registration statement and all necessary documents relating thereto and will take all additional necessary steps to qualify the Offered Shares (as defined below) for distribution in each of the Qualifying Provinces (as defined below) and in the United States.

Upon and subject to the terms and conditions contained herein, the Underwriters hereby severally offer to purchase from the Corporation in the respective percentages set forth in Section 18 hereof and the Corporation hereby agrees to issue and sell to the Underwriters all but not less than all of the Underwritten Shares at the purchaser price of $9.00 per Underwritten Share, which will constitute an aggregate purchase price of $30,015,000 payable to the Corporation in respect of the Underwritten Shares.

The Corporation hereby grants to the Underwriters (in accordance with the percentages set forth in Section 18 hereof) an option (the "Over Allotment Option") to purchase severally and not jointly and offer for sale to the public pursuant hereto up to 500,250 additional Common Shares in the capital of the Corporation at the same price per share as the Underwritten Shares (the "Additional Shares" and together with the Underwritten Shares, the "Offered Shares") upon the terms and conditions set forth herein. The Over Allotment Option shall be exercisable, in whole or in part, not less than 48 hours prior to the Over-Allotment Option Closing Date by notice in writing to the Corporation delivered by Sprott (on behalf of the Underwriters), at any time up until 5:00 p.m. (Toronto time) on the day which is 30 days following the Closing Date. The Additional Shares shall have attributes identical to the Underwritten Shares.

In consideration of the agreement of the Underwriters to purchase the Underwritten Shares and to offer them to the public pursuant to the Prospectuses and the Registration Statement (as hereinafter defined), the Corporation agrees to pay to the Underwriters, at the Time of Closing (as hereinafter defined), a fee equal to 5.0% of the aggregate purchase price for the Offered Shares or $0.45 per Offered Share.

All actions to be undertaken by the Underwriters in connection with the offering or sale of the Offered Shares in the United States, shall be undertaken through their respective U.S. Dealers.



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Terms and Conditions

The following are additional terms and conditions of this Agreement between the Corporation and the Underwriters:

1. (a) Definitions. Where used in this Agreement or in any amendment hereto, the following terms shall have the following meanings, respectively:

"1933 Act" and "Rules" mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

"1934 Act" means the United States Securities Exchange Act of 1934, as amended;

"affiliate", "distribution", "material change", "material fact", "misrepresentation", and "subsidiary" when used in connection with the Canadian Preliminary Prospectus, Canadian Final Prospectus or any Prospectus Amendment thereto shall have the respective meanings given to them under the Canadian Securities Laws, when used in connection with the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Final Prospectus, the Amended Preliminary Prospectus, any Prospectus Amendment thereto, the Disclosure Package or any Issuer Free Writing Prospectus shall have the respective meanings (to the extent applicable) under the U.S. Securities Laws including judicial and administrative interpretations thereof, and in all other contexts shall have the respective meanings given to them under Canadian Securities Laws;

"Agreement" means the agreement resulting from the acceptance by the Corporation of the offer made by the Underwriters pursuant to this letter;

"AMEX" means the American Stock Exchange;

"Amended Preliminary Prospectuses" means together (i) the amended Canadian Preliminary Prospectus to be dated May 3, 2006, signed and certified in accordance with the Securities Laws, relating to the qualification for distribution of the Offered Shares under the Securities Laws in all the Qualifying Provinces through the Underwriters, including all of the Documents Incorporated By Reference reflecting the terms of this Agreement (also referred to as the "Canadian Amended Preliminary Prospectus") and (ii) the amended U.S. Preliminary Prospectus, to be dated May 3, 2006, included in the Registration Statement and relating to the offering of Offered Shares in the United States reflecting the terms of this Agreement (also referred to as the "U.S. Amended Preliminary Prospectus");

"Applicable Securities Laws" means the Canadian Securities Laws and the U.S. Securities Laws;

"Applicable Time" shall mean the date and time immediately prior to the Effective Date;

"Brisas Project" means the Brisas gold-copper project of the Corporation located in the Kilometer 88 mining district of Bolivar State in southeast Venezuela;

"business day" means a day which is not a Saturday, a Sunday or a day on which chartered banks are not open for business in Toronto, Ontario or New York City and a day on which the office of the SEC in Washington D.C. is open for business;


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"Canadian Preliminary Prospectus" means the preliminary short form prospectus of the Corporation in the English language dated May 2, 2006, signed and certified in accordance with the Securities Laws, relating to the qualification for distribution of the Offered Shares under the Securities Laws in all the Qualifying Provinces through the Underwriters, including all of the Documents Incorporated by Reference;

"Canadian Prospectus" or "Canadian Final Prospectus" means the (final) short form prospectus of the Corporation in the English language to be approved, signed and certified in accordance with the Securities Laws, and relating to the qualification for distribution of the Offered Shares under the Securities Laws in all the Qualifying Provinces through the Underwriters, including all of the Documents Incorporated By Reference;

"Canadian Securities Laws" means all applicable securities laws in each of the Qualifying Provinces and the respective regulations and rules under such laws together with applicable published policy statements of the Canadian Securities Regulators in the Qualifying Provinces;

"Canadian Securities Regulators" means the applicable securities commission or regulatory authority in each of the Qualifying Provinces;

"Closing Date" means May 15, 2006 or such earlier or later date as may be agreed to in writing by the Corporation and the Underwriters each acting reasonably but in any event no later than May 30, 2006;

"Common Shares" means the Class A common shares in the capital of the Corporation;

"Disclosure Package" shall mean (i) the U.S. Amended Preliminary Prospectus or such subsequent U.S. Prospectus Amendments filed prior to the Effective Date,
(ii) the Issuer Free Writing Prospectuses, if any, identified in Schedule D hereto, and (iii) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

"Documents Incorporated by Reference" means the documents specified in Schedule "A", together with such additional documents expressly incorporated by reference into the applicable prospectus and the Registration Statement subsequent to the date hereof, determined at any time as of the date of the statement or representation made up to and including the Effective Date;

"Effective Date" shall mean each date and time that the Registration Statement and any post-effective amendment or amendments became or become effective;

"Feasibility Study" means the feasibility study relating to the Brisas Project dated January 2005 prepared by Aker Kvaerner ASA, and any updates thereto;

"Final Prospectuses" or "Prospectuses" means, collectively, the Canadian Final Prospectus and the U.S. Final Prospectus;

"Financial Information" means the Corporation's financial statements included in the Documents Incorporated by Reference or included in the Registration Statement under the heading "Auditors' Report with Respect to Supplementary Information", together with any auditors' report thereon and the notes thereto;


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                                     - 4 -

"Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405 under the U.S. Securities Act;

"Historical Financial Statements" means audited consolidated comparative financial statements of the Corporation as at December 31, 2005 and December 31, 2004, and for each of the fiscal years ended December 31, 2005 and December 31, 2004 and the related notes thereto, each prepared in accordance with Canadian generally accepted accounting principles, and reconciliations thereof to United States generally accepted accounting principles, together with the auditors' reports thereon, in each case as included or incorporated by reference in the Prospectuses or the Registration Statement; including under the heading "Auditors' Report with Respect to Supplementary Information";

"Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433 under the 1933 Act; provided, however, if such Issuer Free Writing Prospectus is made by any Underwriter or other third party, such Underwriter or other third party has obtained the prior written consent of the Corporation with regard to such issuer free writing prospectus;

"Material Adverse Effect" means a material adverse effect on the assets or properties, business, results of operations, or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis) or on the power or authority of the Corporation to perform its obligations under this Agreement;

"Mutual Reliance Procedures" means the mutual reliance review system procedures provided for under National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms of the Canadian Securities Administrators;

"NASD" means the National Association of Securities Dealers, Inc.;

"National Instrument 44-101" means National Instrument 44-101 adopted by the Canadian Securities Administrators;

"National Policy 43-201" means National Policy 43-201 adopted by the Canadian Securities Regulators;

"Offering Documents" has the meaning ascribed thereto in Subsection 6(a)(ii);

"OSC" means the Ontario Securities Commission;

"PAH Report" means the technical report entitled "NI 43-101 Technical Report, Gold and Copper Project, Brisas Project" dated February 24, 2005 prepared by Pincock Allen & Holt for the Corporation, as amended or updated;

"POP System" means the short form prospectus distribution rules established by National Instrument 44-101 of the Canadian Securities Administrators;

"Preliminary  Prospectuses"  means,   collectively,   the  Canadian  Preliminary
Prospectus and the U.S. Preliminary Prospectus;

"Prospectus Amendments" means any amendment to any of the Preliminary Prospectuses, including the Amended Preliminary Prospectuses, or the Final Prospectuses (also referred to as the "Canadian Prospectus Amendment" or "U.S. Prospectus Amendment" as applicable);


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"Qualifying Provinces" means, collectively, each of the provinces of Canada other than the Province of Quebec;

"Registration Statement" means the registration statement on Form F-10, including the U.S. Preliminary Prospectus and the U.S. Final Prospectus, as the case may be, as amended at the Effective Date;

"SEC" means the United States Securities and Exchange Commission;

"Securities Laws" means, collectively, the applicable securities laws of each of the Qualifying Provinces and the respective regulations and rules made thereunder together with all applicable published policy statements, blanket orders and rulings of the Canadian Securities Regulators and all discretionary orders or rulings, if any, of the Canadian Securities Regulators made in connection with the transactions contemplated hereunder;

"Standard Listing Conditions" has the meaning ascribed thereto in Subsection 5(a)(v);

"Subsequent Disclosure Documents" means any financial statements, management information circulars, annual information forms, material change reports or other documents issued by the Corporation after the date of this Agreement that are required to be incorporated by reference in the Prospectuses and Registration Statement;

"Subsidiaries" means, collectively, the subsidiaries of the Corporation set out in Schedule "B" to this Agreement;

"Supplementary Material" means, collectively, any amendment to the Canadian Preliminary Prospectus or Canadian Prospectus, any amendment or supplemental prospectus or ancillary materials that may be filed by or on behalf of the Corporation under the Securities Laws relating to the distribution of the Offered Shares thereunder;

"Time of Closing" means 8:00 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as may be agreed to by the Corporation and the Underwriters;

"to the best of the Corporation's knowledge" means the actual knowledge of the senior officers of the Corporation;

"Transfer Agent" means Computershare Trust Company of Canada, the registrar and transfer agent in respect of the Common Shares;

"TSX" means the Toronto Stock Exchange;

"United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia; and

"U.S. Dealers" means the U.S. broker-dealer affiliates of the Underwriters, registered as such with the SEC under Section 15 of the 1934 Act, who are members of the NASD;

"U.S. Final Prospectus" means the Canadian Final Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) included in the Registration Statement at the Effective Date (including the Documents Incorporated


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                                     - 6 -

by Reference therein not otherwise superceded or modified thereby) relating to the offering of Offered Shares in the United States, except that if the U.S. Final Prospectus first furnished to the U.S. Dealers after the Effective Date for use in connection with the offering of the Underwritten Shares in the United States differs from the prospectus included in the Registration Statement at the Effective Date, the term "U.S. Final Prospectus" shall refer to the final prospectus first furnished to the U.S. Dealers for such use (including the Documents Incorporated by Reference therein not otherwise superceded or modified thereby);

"U.S. Preliminary Prospectus" means the Canadian Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC), included in the Registration Statement before the Effective Date (including the Documents Incorporated by Reference therein not otherwise superceded or modified thereby) relating to the offering of Offered Shares in the United States; and

"U.S. Securities Laws" means all applicable securities legislation in the United States, including without limitation the 1933 Act and 1934 Act, and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof.

   (b) Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectuses and Registration Statement.

   (c) Any reference in this Agreement to a paragraph or subparagraph shall refer to a paragraph or subparagraph of this Agreement.

   (d) All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun.

   (e) Any reference in this Agreement to $ or to dollars shall refer to the lawful currency of Canada, unless otherwise specified.

2. Attributes of the Offered Shares. The Offered Shares to be issued and sold by the Corporation hereunder shall be duly and validly created and issued by the Corporation and, when issued and sold by the Corporation, such Offered Shares shall have the rights, privileges, restrictions and conditions that conform in all material respects to the rights, privileges, restrictions and conditions set forth in the Preliminary Prospectuses, the Amended Preliminary Prospectuses, any subsequent Prospectus Amendment, the Prospectuses and the Registration Statement, subject to such modifications or changes (if any) prior to the Closing Date as may be agreed to in writing by the Corporation and the Underwriters.

3. Filing of Prospectus.

   (a) The Corporation represents and warrants to, and covenants and agrees with, the Underwriters that:

        (i) the Corporation has filed the Canadian Preliminary Prospectus in each of the Qualifying Provinces pursuant to National Policy 43-201 and has obtained an MRRS decision document evidencing receipts by each of the Canadian Securities Regulators for the Canadian Preliminary Prospectus;

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                                     - 7 -

        (ii) the Corporation shall fulfill or cause to be fulfilled to the reasonable satisfaction of the Underwriters' counsel all relevant provisions of Canadian Securities Laws that are required to be fulfilled by the Corporation to permit the distribution of the Offered Shares in each of the Qualifying Provinces, by or through the Underwriters who shall comply with the relevant provisions of Canadian Securities Laws;

        (iii) following execution of this Agreement, the Corporation shall file the Canadian Amended Preliminary Prospectus in each of the Qualifying Provinces pursuant to National Policy 43-201;

        (iv) forthwith after any comments with respect to the Canadian Preliminary Prospectus or the Canadian Amended Preliminary Prospectus have been received from the Canadian Securities Regulators but not later than May 8, 2006 (or such later date as may be agreed to in writing by the Corporation and the Underwriters but in any event not later than May 12, 2006), the Corporation shall have used its best efforts to have prepared, filed and obtained a decision document from the OSC under the Mutual Reliance Procedures evidencing that a receipt has been issued for the Canadian Prospectus by each of the Canadian Securities Regulators or otherwise fulfilled all legal requirements to enable the Offered Shares to be offered and sold to the public in Canada through the Underwriters or any other investment dealer or broker registered to transact such business in the applicable Qualifying Province;

        (v) prior to the filing of the Amended Preliminary Prospectuses and thereafter, and prior to the completion of the distribution of the Offered Shares, the Corporation shall have allowed the Underwriters to participate fully in the preparation of such document and shall have allowed the Underwriters to conduct all due diligence investigations which they may reasonably require in order to fulfil their obligations as underwriters and in order to enable them to execute the certificate required to be executed by them in such document; and

        (vi) the Corporation: (i) has prepared and filed with the SEC the Registration Statement, which does and will comply in all material respects with the applicable requirements of the 1933 Act and the rules thereunder, including the U.S. Preliminary Prospectus and a written appointment of agent for services of process upon the Corporation on Form F-X (the "Form F-X"); (ii) as soon as practicable after the filing of the Canadian Amended Preliminary Prospectus with the OSC and, in any event, on the date on which the Canadian Amended Preliminary Prospectus is filed with the OSC, will file an amendment to such Registration Statement including the U.S. Amended Preliminary Prospectus, which will comply in all material respects with the applicable requirements of the 1933 Act and the rules thereunder; (iii) as soon as practicable after the filing of any further Prospectus Amendment with the OSC and, in any event, on the date on which the Prospectus Amendment is filed with the OSC, will file an amendment to such Registration Statement including the U.S. Prospectus Amendment, which will comply in all material respects with the applicable requirements of the 1933 Act and the rules thereunder; and (iv) as soon as practicable after the filing of the Canadian Final Prospectus with



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                                     - 8 -


              the OSC and, in any event, on the date on which the Canadian Final Prospectus is filed with the OSC, will file an amendment to such Registration Statement including the U.S. Final Prospectus and take all actions as may be necessary or desirable to cause the Registration Statement to become effective under the 1933 Act and shall have fulfilled and complied with, to the reasonable satisfaction of the Underwriters, the U.S. Securities Laws required to be fulfilled or complied with by the Corporation to enable the Offered Shares to be lawfully distributed to the public in the United States.

4. Distribution and Certain Obligations of Underwriters.

   (a) The Underwriters shall, and shall require any investment dealer or broker (other than the Underwriters) with which the Underwriters have a contractual relationship in respect of the distribution of the Offered Shares (each, a "Selling Firm") to agree to, comply with the Securities Laws in connection with the distribution hereof and shall offer the Offered Shares for sale to the public directly and through Selling Firms upon the terms and conditions set out in the Prospectuses, Registration Statement and this Agreement. The Underwriters shall, and shall require any Selling Firm to offer for sale to the public and sell the Offered Shares only in those jurisdictions where they may be lawfully offered for sale or sold. The Underwriters shall: (i) use all reasonable efforts to complete and cause each Selling Firm to complete the distribution of the Offered Shares as soon as reasonably practicable; and (ii) promptly notify the Corporation when, in their opinion, the Underwriters and the Selling Firms have ceased distribution of the Offered Shares and provide a breakdown of the number of Offered Shares distributed in each of the Qualifying Provinces where such breakdown is required for the purpose of calculating fees payable to the Canadian Securities Regulators.

   (b) The Underwriters shall, and shall require any Selling Firm to agree to, distribute the Offered Shares in a manner which complies with and observes all applicable laws and regulations in each jurisdiction into and from which they may offer to sell the Offered Shares or distribute the applicable Prospectus and will not, directly or indirectly, offer, sell or deliver any Offered Shares or deliver the applicable Prospectus or any Supplementary Material to any person in any jurisdiction other than in the Qualifying Provinces except in a manner which will not require the Corporation to comply with the registration, prospectus, filing, continuous disclosure or other similar requirements under the applicable securities laws of such other jurisdictions or pay any additional governmental filing fees which relate to such other jurisdictions. Subject to the foregoing, the Underwriters and any Selling Firm shall be entitled to offer and sell the Offered Shares in Europe in accordance with any applicable securities and other laws in the jurisdictions in which the Underwriters and/or Selling Firms offer the Offered Shares. Any offer or sale of the Offered Shares in the United States will be made only by U.S. Dealers.

   (c) For the purposes of this Section 4, the Underwriters shall be entitled to assume that the Offered Shares are qualified for distribution in any Qualifying Province where a receipt or similar document for the Canadian Final Prospectus shall have been obtained from the applicable Securities Commission (including a decision document for the Canadian Final Prospectus issued under the Mutual Reliance Procedures) unless otherwise notified in writing.



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                                     - 9 -



   (d) For purposes of this Section 4, the Underwriters shall be entitled to assume that the Offered Shares are available for sale in the United States when the Registration Statement has gone effective unless otherwise notified in writing.

5. Deliveries on Filing and Related Matters.

   (a)  The Corporation shall deliver to each of the Underwriters:

        (i) at the Time of Closing, copies of the Registration Statement, the Prospectuses, the Amended Preliminary Prospectuses, any other Prospectus Amendments and the Prospectuses, signed and certified by the Corporation as required by the Applicable Securities Laws, if applicable;

        (ii) at the Time of Closing, a copy of any Issuer Free Writing Prospectuses or Supplementary Material required to be filed by the Corporation in compliance with Applicable Securities Laws;

        (iii) concurrently with the filing of the Canadian Final Prospectus with the Canadian Securities Regulators, a long-form comfort letter dated the date of the Canadian Final Prospectus, in form and substance satisfactory to the Underwriters, acting reasonably, addressed to the Underwriters and the directors of the Corporation from the auditors of the Corporation, PricewaterhouseCoopers LLP, which has been prepared in accordance with SAS 72 and SAS 100, and contains statements and information of the type ordinarily included in accountants' "comfort letters" to U.S. underwriters with respect to the financial statements and certain financial information contained in the U.S. Prospectus and the Canadian Prospectus with respect to financial and accounting information relating to the Corporation contained in the Prospectuses and Registration Statement, which letter shall be based on a review by PricewaterhouseCoopers LLP within a cut-off date of not more than two business days prior to the date of the letter, and which letter shall be in addition to the auditors' consent letter and/or comfort letter addressed to the Canadian Securities Regulators in the Qualifying Provinces; and

        (iv) prior to the filing of the Canadian Final Prospectus with the Canadian Securities Regulators or the final Amendment to the Registration Statement with the SEC, copies of correspondence from the TSX and AMEX indicating that the Offered Shares have been approved for listing on the TSX and AMEX or otherwise subject only to satisfaction by the Corporation of such post-closing conditions imposed by the TSX and AMEX (the "Standard Listing Conditions").

   (b)  Supplementary Material

         The Corporation shall also prepare and deliver promptly to the Underwriters signed copies of all Supplementary Material. Concurrently with the delivery of any Supplementary Material or the incorporation by reference in the Prospectus of any Subsequent Disclosure Document, the Corporation shall deliver to the Underwriters, with respect to such Supplementary Material or Subsequent Disclosure Document, and comfort letters substantially similar to those referred to in Section 5(a)(iii) to the extent that such Supplementary Material contains any Financial Information.


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   (c)  Representations as to Prospectus and Supplementary Material

Delivery of the Preliminary Prospectuses, the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Prospectuses, and Issuer Free Writing Prospectuses and any Supplementary Material by the Corporation shall constitute the representation and warranty of the Corporation to the Underwriters that:

        (i) all information and statements (except information and statements furnished to the Corporation by the Underwriters relating solely to the Underwriters) contained and incorporated by reference in the Canadian Preliminary Prospectus, the Canadian Amended Preliminary Prospectus or the Canadian Prospectus or any Supplementary Material, as the case may be, at the respective dates of filing thereof (A) true and correct, in all material respects, and contain no misrepresentation and, on the respective dates of delivery thereof, the Canadian Preliminary Prospectus, the Canadian Amended Preliminary Prospectus, the Canadian Prospectus or any Supplementary Material constitute full, true and plain disclosure of all material facts relating to the Corporation and the Offered Shares and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

        (ii) no known material fact or information has been omitted therefrom (except facts or information furnished to the Corporation by the Underwriters relating solely to the Underwriters) which is required to be stated in such disclosure or is necessary to make the statements or information contained in such disclosure not misleading in light of the circumstances under which they were made;

        (iii) except information furnished to the Corporation by the Underwriters relating solely to the Underwriters, such documents comply in all material respects with the requirements of the Securities Laws;

        (iv) as at their respective dates, the Canadian Preliminary Prospectus does, and the Canadian Amended Preliminary Prospectus, any other Canadian Prospectus Amendment, and the Canadian Final Prospectus will, comply in all material respects with the Canadian Securities Laws and, at the time of delivery of the Offered Shares to the Underwriters, the Canadian Final Prospectus, as amended by a Prospectus Amendment, if any, will comply in all material respects with the Canadian Securities Laws;

        (v) (i) the U.S. Preliminary Prospectus conforms and the U.S. Final Prospectus will conform to the Canadian Preliminary Prospectus and Canadian Final Prospectus, respectively, except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the Rules; (ii) the Registration Statement as amended, does not and, on the Effective Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the U.S. Preliminary Prospectus and the Corporation's Form F-X comply, and the U.S. Amended Preliminary Prospectus, any other U.S. Prospectus Amendment, U.S. Final Prospectus, any Issuer Free Writing




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                                     - 11 -

              Prospectuses and the Registration Statement, as amended, will comply, in all material respects with the 1933 Act and the Rules on the date of filing; (iv) the U.S. Preliminary Prospectus as of the date of filing does not, and the Disclosure Package as of the Applicable Time and U.S. Final Prospectus as of the date of filing and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading on the date of filing; and (v) the Canadian Preliminary Prospectus contains, and the Canadian Amended Preliminary Prospectus, any subsequent Canadian Prospectus Amendment and the Canadian Final Prospectus and any Supplementary Material will contain, full, true and plain disclosure of all material facts required to be stated therein relating to the Corporation, the operations of the Corporation, and the Offered Shares, and the Canadian Preliminary Prospectus as of the date of its filing will, and the Canadian Amended Preliminary Prospectus as of the Applicable Time and the Canadian Final Prospectus as of the date of filing and as of the Closing Date contain no untrue statement of a material fact and will not omit to state a material fact that is necessary to make any statement therein not misleading in light of the circumstances in which it was made; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished in writing to the Corporation by the Underwriters expressly for use in the Preliminary Prospectuses, the Disclosure Package, the Final Prospectuses or the Registration Statement; and

        (vi) each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement or the Canadian Preliminary Prospectus or Canadian Prospectus, including any Document Incorporated by Reference therein deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Corporation by any Underwriter specifically for use therein.

Such deliveries shall also constitute the Corporation's consent to the Underwriters' use of the Preliminary Prospectuses, the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Disclosure Package, the Prospectuses and any Supplementary Material in connection with the distribution of the Offered Shares in compliance with this Agreement unless otherwise advised in writing.

   (d)  Commercial Copies

        (i) The Corporation has caused an electronic copy of the Preliminary Prospectuses, and will cause an electronic copy of the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Disclosure Package, the Prospectuses, the Issuer Free Writing Prospectuses and any Supplementary Material to be delivered to the Underwriters without charge after the Underwriters have been advised that the Corporation has complied with the Applicable Securities Laws in the Qualifying Provinces and the United States in accordance with Section 3. The Corporation shall cause commercial copies of the Amended Preliminary Prospectuses and the

              Prospectuses to be delivered to the Underwriters without charge (including in circumstances where any delivery requirement may be satisfied pursuant to Rule 172 under the 1933 Act), in such numbers and in such cities in the Qualifying Provinces and in the United States as the Underwriters may reasonably request by oral instructions to the Corporation of the Preliminary Prospectuses, the amended Preliminary Prospectuses and the Prospectuses and each Issuer Free Writing Prospectus given forthwith after the Underwriters have been advised that the Corporation has complied with the Securities Laws in the Qualifying Provinces and in the United States pursuant to Section 3. Such delivery shall be effected as soon as possible and, in any event, on or before a date which is one business day after compliance with applicable Securities Laws in the Qualifying Provinces and in the United States pursuant to Section 3 with respect to the Preliminary Prospectuses, the amended Preliminary Prospectuses and the Prospectuses, and on or before a date which is one business day after the issuance of the MRRS decision document or accept for filing, as the case may be, of any Supplementary Material.

        (ii) The Corporation shall cause to be provided to the Underwriters, without charge, such number of copies of any Documents Incorporated By Reference in the Preliminary Prospectuses, the Amended Preliminary Prospectuses, the Prospectuses, any other Prospectus Supplements or any Supplementary Material the Underwriters may reasonably request for use in connection with the distribution of the Offered Shares.

   (e)  Press Releases

         During the period commencing on the date hereof and until completion of distribution of the Offered Shares, (i) the Corporation will promptly provide to Underwriters drafts of any press releases of the Corporation for review by Underwriters and the Underwriters' counsel prior to issuance, and (ii) the Underwriters will promptly provide to the Corporation drafts of any press releases of the Underwriters regarding the Corporation for review by the Corporation and the Corporation's counsel prior to issuance. All press releases shall comply with Applicable Securities Laws.

6. Material Change.

   (a) The Corporation shall promptly inform the Underwriters (and if requested by the Underwriters, confirm such notification in writing) during the period prior to the Underwriters notifying the Corporation of the completion of the distribution of the Offered Shares in accordance with
        Section 4(a) hereof of the full particulars of:

        (i) any material change in the assets, liabilities (contingent or otherwise), business, affairs, operations or capital of the Corporation and the Subsidiaries taken together as a whole; or

        (ii) any change in any material fact contained in the Preliminary Prospectuses, the Amended Preliminary Prospectuses, the Prospectuses, the Registration Statement or any Supplementary Material (collectively, the "Offering Documents") or whether any event or state of facts has occurred after the date hereof, which, in any case, is, or may be, of such a nature as to render any of the Offering Documents untrue or misleading in any material respect or to result in any misrepresentation in any of the Offering Documents, or which would result in the Prospectuses, the Registration Statement or any Supplementary Material not complying (to the extent that such compliance is required) with Applicable the Securities Laws of any Qualifying Province or the United States.

   (b) The Corporation will comply with Section 57 of the Securities Act (Ontario) and with the comparable provisions of the other Securities Laws, and the Corporation will prepare and file promptly any Supplementary Material which may be necessary and will otherwise comply with all legal requirements necessary to continue to qualify the Offered Shares for distribution in each of the Qualifying Provinces.

   (c) In addition to the provisions of Subsections 6(a) and 6(b) hereof, the Corporation shall in good faith discuss with the Underwriters any change, event or fact contemplated in Subsections 6(a) and 6(b) which is of such a nature that there is or could be reasonable doubt as to whether notice should be given to the Underwriters under Subsection 6(a) hereof and shall consult with the Underwriters with respect to the form and content of any amendment proposed to be filed by the Corporation, it being understood and agreed that no such amendment shall be filed with any Securities Commission prior to the review thereof by the Underwriters and their counsel, acting reasonably.

7. Regulatory Approvals. Prior to the filing of the Canadian Final Prospectus with the Canadian Securities Regulators, the Corporation shall file or cause to be filed with the TSX and AMEX all necessary documents and shall take or cause to be taken all necessary steps to ensure that the Corporation has obtained all necessary approvals for the Offered Shares to be conditionally listed on the TSX and AMEX subject only to the Standard Listing Conditions.

8. Representations and Warranties of the Corporation. For purposes of Section 8, "Preliminary Prospectuses" shall mean "Amended Preliminary Prospectuses." The Corporation represents and warrants to the Underwriters and acknowledges that each of them is relying upon such representations and warranties in purchasing the Offered Shares that:

   (a) the Corporation and each of the Subsidiaries is an entity constituted and validly existing under the laws of the jurisdiction in which it was incorporated, amalgamated or continued, as the case may be. No proceedings have been instituted or, to the knowledge of the Corporation, are pending for the dissolution or liquidation of the Corporation or any of the Subsidiaries;

   (b) each of the Corporation and the Subsidiaries has the requisite corporate power, authority and capacity to own, lease, or own and lease and to operate its property and assets including all material licenses or other similar rights necessary to carry on the business customarily carried on by it, except as described in the Preliminary Prospectuses and the Registration Statement, and the Corporation has all requisite power and authority to enter into this Agreement and to carry out its obligations thereunder;

   (c) attached hereto as Schedule "B" is a list of the Subsidiaries, the particulars of the jurisdiction of subsistence and percentage of the voting and equity interest in such Subsidiaries held by the Corporation. Each of the Subsidiaries has been duly incorporated or organized in its respective jurisdiction and is and will be at the Time of Closing up-to-date in all of such Subsidiary's filings and in good standing under the laws of such jurisdiction as the case may be. Such Subsidiaries' issued and outstanding securities have been duly authorized and validly issued and are outstanding as fully paid shares and no person has any right, agreement or option, present or future, contingent or absolute, or any right or privilege capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such securities or for the issue or allotment of any unissued shares in the capital of any such Subsidiary or any other security convertible into or exchangeable for any such securities. The Subsidiaries are the only subsidiaries which are material to the Corporation and its operations and no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Corporation, from making any other distribution on such Subsidiary's capital stock, from repaying to the Corporation any loans or advances to such Subsidiary from the Corporation or from transferring any of such Subsidiary's property or assets to the Corporation or any other subsidiary of the Corporation;

   (d) each of the Corporation and the Subsidiaries has conducted and is conducting its business in material compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and, to its knowledge, is licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licenses, registrations and qualifications are and will be at the Time of Closing valid, subsisting and in good standing, except in each case in respect of matters which do not and will not result in any material adverse change to the business or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis), and except for the absence of any such license, registration or qualification which does not and will not have a Material Adverse Effect;

   (e) neither the Corporation nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modifications of any material mining or exploration authorities, permits or licenses previously granted to the Corporation, nor have any of them received notice of the revocation or cancellation of, or any intention to revoke or cancel, any mining claims, groups of claims, exploration rights, concessions or leases with respect to any of the resource properties described in the Preliminary Prospectuses and the Registration Statement where such proceedings, revocations, modifications, or cancellations, would have a material adverse effect on the Corporation and the Subsidiaries, taken as a whole;

   (f) except as otherwise disclosed in the Preliminary Prospectuses and Registration Statement, the Corporation and the Subsidiaries are the absolute legal and beneficial owner of, and have good and marketable title to, all of the material property or assets thereof as described in the Preliminary Prospectuses and the Registration Statement, and no other property rights are necessary for the conduct of the business of the Corporation or any Subsidiary as currently conducted except with does not and will not have a Material Adverse Effect. None of the Corporation or the Subsidiaries knows of any claim or the basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and, except as disclosed in the Preliminary Prospectuses and the Registration Statement, none of the Corporation or the Subsidiaries has any responsibility or obligation to pay any material commission, royalty, licence fee or similar payment to any person with respect to the property rights thereof

   (g) the Corporation and the Subsidiaries hold either freehold title, mining leases, mining concessions, mining claims or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located, in respect of the ore bodies and minerals located in properties in which the Corporation and the Subsidiaries have an interest as described in the Preliminary Prospectuses and the Registration Statement under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit the Corporation or applicable Subsidiary to explore the minerals relating thereto. All property, leases or claims in which the Corporation or any Subsidiary has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting where the failure to be so would have a material adverse effect on the Corporation and Subsidiaries, taken as a whole. The Corporation and the Subsidiaries have all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which the Corporation and the Subsidiaries have an interest as described in the Preliminary Prospectuses and the Registration Statement granting the Corporation or applicable Subsidiary the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of the Corporation or applicable Subsidiary, with only such exceptions as do not interfere with the use made by the Corporation or applicable Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Corporation or a Subsidiary where the failure to be so would have a material adverse effect on the Corporation and its Subsidiaries, taken as a whole;

   (h) the Corporation has made available to the respective authors thereof prior to the issuance of the PAH Report and the Feasibility Study, for the purpose of preparing the PAH Report and the Feasibility Study, as applicable, all information requested, and to the knowledge and belief of the Corporation, no such information contains any material misrepresentation. The Corporation does not have any knowledge of a material adverse change in any production, cost, price, reserves or other relevant information provided since the dates that such information was so provided;

   (i) to the best of Corporation's knowledge, each of the PAH Report and the Feasibility Study accurately and completely sets forth all material facts relating to the properties that are subject thereto. Since the date of preparation of the PAH Report and the Feasibility Study there has been no change, to the best of the Corporation's knowledge, that would disaffirm or change any aspect of the PAH Report or the Feasibility Study in any material respect;

   (j) the Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorization, and (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles and to maintain accountability for assets and the Corporation is not aware of any material weakness in its internal controls over financial reporting;

   (k) except as otherwise described in the Preliminary Prospectuses and Registration Statement, there is no action, proceeding or investigation (whether or not purportedly on behalf of the Corporation or any of the Subsidiaries) pending or, to the best of the Corporation's knowledge, threatened against the Corporation or any of the Subsidiaries at law or in equity, or before or by any federal, provincial, municipal or other governmental department, commission, board or agency, regulatory authority, domestic or foreign, which is, or could reasonably be expected to, result in any material change in the business or in the condition (financial or otherwise) of the Corporation and the Subsidiaries, or their properties or assets (taken as a whole), or which questions the validity of any action taken or to be taken by the Corporation pursuant to or in connection with this Agreement;

   (l)  the Historical Financial Statements:

        (i) have been prepared in accordance with Canadian generally accepted accounting principles applied on a basis consistent with those of preceding fiscal periods;

        (ii) present fairly and correctly, in all material respects, the assets, liabilities and financial condition of the Corporation as at the dates thereof and the results of its operations and the changes in its cash flows for the periods then ended;

        (iii) have been reconciled to generally accepted accounting principles in the United States of America ("U.S. GAAP") in accordance with
              Item 18 of Form 20-F under the 1934 Act to the extent required by the 1933 Act and the Rules for use of Form F-10; and

        (iv) comply with the requirements of Canadian Securities Laws and the 1933 Act and Rules and the 1934 Act and the rules and regulations promulgated thereunder;

   (m) the auditors of the Corporation who audited the financial statements of the Corporation most recently delivered to the security holders of the Corporation are independent public accountants as required by the 1933 Act and the Rules and the Sarbanes-Oxley Act of 2002 and are independent public accountants as required by the Canadian Securities Laws and there has never been any reportable disagreement or event (within the meaning of National Instrument 51-102) with the present or any former auditors of the Corporation;

   (n) to the best of the Corporation's knowledge, none of the directors or senior officers of the Corporation, any known holder of more than 10% of any class of securities of the Corporation or any known associate or affiliate of any of the foregoing has any interest, directly or indirectly, in any transaction contemplated by this Agreement except as otherwise described in the Preliminary Prospectuses and the Registration Statement;

   (o) the Corporation and the Subsidiaries have filed all federal, provincial, state, local and foreign tax returns that are required to be filed or have requested extensions thereof (except in the case in which the failure to do so would not have a material adverse affect on the

        Corporation and the Subsidiaries, taken as a whole) and have paid all taxes required to be paid and any other assessment, fine or penalty levied against the Corporation or any of the Subsidiaries, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith;

   (p) no domestic or foreign taxation authority has asserted or to, to the best of the Corporation's knowledge, threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Corporation or any of the Subsidiaries (including, without limitation, any predecessor companies) filed for any year which would have a material adverse effect on the Corporation and the Subsidiaries, taken as a whole;

   (q) the Corporation and the Subsidiaries own or possess the right to use all material patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Preliminary Prospectuses and Registration Statement as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Corporation is not aware of any claim to the contrary or any challenge by any other person to the rights of the Corporation and the Subsidiaries with respect to the foregoing. To the best of the Corporation's knowledge, the Corporation's business, including that of its Subsidiaries, as now conducted does not, and as currently proposed to be conducted will not, infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. No claim has been made against the Corporation alleging the infringement by the Corporation of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person;

   (r) the Corporation is a reporting issuer not in default under the Securities Laws of each Qualifying Province and is subject to the reporting requirements of the 1934 Act and is current in its filings; where applicable, the Corporation is in compliance with its timely disclosure obligations under the Applicable Securities Laws in all of the Qualifying Provinces and the United States and under the rules of the TSX and AMEX and, without limiting the generality of the following, there has not occurred any material adverse change in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and the Subsidiaries (taken as a whole) which has not been publicly disclosed; the Corporation has not filed any confidential material change reports since the date of such statements which remain confidential at the date hereof;

   (s) the documents to be incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were or hereafter are filed with the SEC, complied or will comply, as applicable, in all material respects with the requirements of the 1934 Act, and the rules and regulations of the SEC thereunder (the "1934 Act Regulations");

   (t) to the best of the Corporation's knowledge, no agreement is in force or effect which in any manner affects the voting or control of any of the securities of the Corporation or any of the Subsidiaries (other than as reflected in the Schedule 13D filed with the SEC on May 12, 2005 by Strongbow Capital, Ltd., et al, and any and all amendments thereto);

   (u) the authorized capital of the Corporation consists of an unlimited number of Common Shares, Class B common shares and preferred shares issuable in series, of which, as at April 28, 2006, 35,324,977 Common Shares and 1,085,099 Class B common shares and no preferred shares were issued and outstanding as fully paid and non-assessable shares; except as disclosed in Schedule "C" hereto, no person, firm or corporation, as of the date hereof has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from the Corporation of any unissued shares of the Corporation or any other security convertible or exchangeable for shares of the Corporation, except as otherwise described in the Preliminary Prospectuses and Registration Statement;

   (v) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Corporation and this Agreement has been duly executed and delivered by the Corporation and constitutes a valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, provided that enforcement thereof may be limited by laws affecting creditors' rights generally, that specific performance and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction and that the proviso relating to indemnity, contribution and waiver of contribution may be unenforceable;

   (w) the execution and delivery of this Agreement, the fulfilment of the terms hereof by the Corporation and the issuance, sale and delivery of the Offered Shares to be issued and sold by the Corporation at the Time of Closing do not and will not:

        (i) require the consent, approval, authorization, filing, registration or qualification of or with any governmental authority, stock exchange, Securities Commission or other third party, except such as have been obtained or such as may be required (and shall be obtained prior to the Time of Closing) under applicable Securities Laws or stock exchange regulations; or

        (ii) result in a breach of or default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or default under, and do not and will not conflict with:

              (A) any of the terms, conditions or provisions of the articles, by-laws or resolutions of the shareholders, directors or any committee of directors of the Corporation or any of its Subsidiaries or any material indenture, agreement or instrument to which the Corporation or any of its Subsidiaries is a party or by which it or they are contractually bound;

              (B) any statute, rule, regulation or law applicable to the Corporation or any of its Subsidiaries, including, without limitation, the Securities Laws, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Corporation or its Subsidiaries; or

              (C) any mortgage, note, indenture, contract, agreement, lease or other document to which the Corporation is a party or by which it is bound;

   (x) the Offered Shares to be issued and sold as hereinbefore described have been, or prior to the Time of Closing will be, duly authorized for issuance, and, upon payment of the issue price for the Offered Shares and when certificates for such Offered Shares to be sold at Time of Closing are countersigned by the Transfer Agent, such Offered Shares will be validly issued and fully paid and non-assessable and all statements made in the Preliminary Prospectuses and Registration Statement describing the Offered Shares will be accurate in all material respects;

   (y) except as otherwise described in the Preliminary Prospectuses and Registration Statement, none of the Corporation nor the Subsidiaries is in violation of its constating documents, no default exists under and no event has occurred which, after notice or lapse of time or both, or otherwise, would constitute a default under or breach of by the Corporation, its Subsidiaries or any other person, any material obligation, agreement, covenant or condition contained in any contract, indenture, trust, deed, mortgage, loan agreement, note, lease or other agreement or instrument to which the Corporation or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound where such default or event would have a material adverse effect on the Corporation and the Subsidiaries, taken as a whole;

   (z) no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Offered Shares, the Common Shares or any other security of the Corporation has been issued or made by any Securities Commission or stock exchange or any other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the best of the Corporation's knowledge, contemplated or threatened by any such authority or under any Applicable Securities Laws;

   (aa) except as provided herein, there is no person, firm or corporation acting for the Corporation entitled to any brokerage or finders fee in connection with this Agreement or any of the transactions contemplated hereunder;

   (bb) the Corporation is eligible to file a short form prospectus in each of the Qualifying Provinces pursuant to the POP System and on the date of and upon filing of the Prospectus there will be no documents required to be filed under the Securities Laws in connection with the offering of the Offered Shares that will not have been filed as required;

   (cc) the Corporation meets the general eligibility requirements for use of Form F-10 under the 1933 Act;

   (dd) the minute books and records of the Corporation and the Subsidiaries made available to counsel for the Underwriters in connection with their due diligence investigations of each of the Corporation and the Subsidiaries for the periods from their respective dates of incorporation to the date of examination thereof are all of the minute books and records of the Corporation and the Subsidiaries respectively and contain copies of all material proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Corporation and the Subsidiaries to the date of review of such corporate records and minute books and there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committees of the boards of directors of the Corporation and any of the Subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other records, other than those which have been disclosed to the Underwriters or which are not material in the context of the Corporation and the Subsidiaries, on a consolidated basis;

   (ee) with respect to each of the premises which is material to the Corporation on a consolidated basis and which the Corporation or any of the Subsidiaries occupies as tenant (the "Leased Premises"), the Corporation or such Subsidiary occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Corporation and/or the Subsidiaries occupies the Leased Premises is in good standing and in full force and effect;

   (ff) there has not been in the last two years and there is not currently any labour disruption or conflict which could reasonably be expected to materially adversely affect the carrying on of the Corporation's or the Subsidiaries' business, considered as a whole;

   (gg) the Corporation and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they engage, and the Corporation and the Subsidiaries have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers as may be necessary to continue their business at a similar cost to that of their existing coverage;

   (hh) except as disclosed in the Preliminary Prospectuses and the Registration Statement, the Corporation and the Subsidiaries:

        (i) and the property, assets and operations thereof comply in all material respects with all applicable "Environmental Laws" (which term means and includes, without limitation, any and all applicable international, federal, provincial, state, municipal or local laws, statutes, regulations, treaties, orders, judgments, decrees, ordinances, official directives and all authorizations relating to the environment, occupational health and safety) or any "Environmental Activity" (which term means and includes, without limitation, any past, present or future activity, event or circumstance) in respect of a "Contaminant" (which term means and includes, without limitation, any pollutants, dangerous substances, liquid wastes. hazardous wastes, hazardous materials, hazardous substances or contaminants or any other matter including any of the foregoing, as defined or described as such pursuant to any Environmental Law), including, without limitation, the storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation thereof or the release, escape, leaching, dispersal or migration thereof into the natural environment, including the movement through or in the air, soil, surface water or groundwater;

        (ii) do not have any knowledge of and have not received any notice of any material claim, judicial or administrative proceeding, pending or threatened against, or which may affect, either the Corporation or any Subsidiary or any of the property, assets or operations thereof relating to, or alleging any violation of any

              Environmental Laws, the Corporation is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and neither the Corporation nor any Subsidiary nor any of the property, assets or operations thereof is the subject of any investigation, evaluation, audit or review by any "Governmental Authority" (which term means and includes, without limitation, any national, federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing) to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any Contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Authority;

        (iii) have not given or filed any notice under any federal, state, provincial or local law with respect to any Environmental Activity, the Corporation and the Subsidiaries do not have any liability (whether contingent or otherwise) in connection with any Environmental Activity and the Corporation is not aware of any notice being given under any federal, state, provincial or local law or of any liability (whether contingent or otherwise) with respect to any Environmental Activity relating to or affecting the Corporation or any Subsidiary or the property, assets, business or operations thereof

        (iv) do not store any hazardous or toxic waste or substance on the property thereof and have not disposed of any hazardous or toxic waste, in each case in a manner contrary to any Environmental Laws, and there are no Contaminants on any of the premises at which the Corporation or any Subsidiary carries on business, in each case other than in compliance with Environmental Laws; and

        (v) to the best of the Corporation's knowledge, are not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment (except for those derived from normal exploration activities) or non-compliance with Environmental Law;

   (ii) other than as disclosed in the Preliminary Prospectuses and the Registration Statement, the Corporation has not made any loans to or guaranteed the obligations of any person other than the Subsidiaries;

   (jj) other than as set out in the Preliminary Prospectuses and the Registration Statement, to the knowledge of the Corporation, none of the directors, officers or employees of the Corporation or any associate or affiliate of any of the foregoing had or has any material interest, direct or indirect, in any material transaction or any proposed material transaction with the Corporation or its Subsidiaries which, as the case may be, materially affects, is material to or will materially affect the Corporation or its Subsidiaries, on a consolidated basis;

   (kk) the Corporation intends to use the net proceeds of the Offering in the manner specified in the Preliminary Prospectuses and Registration Statement under the caption "Use of Proceeds";

   (ll) the Corporation is not, and after giving effect to the offering and sale of the Offered Shares and the application of the proceeds thereof as described in the Preliminary Prospectuses, will not be an "investment company" as such term is defined in the U.S. Investment Company Act of 1940, as amended;

   (mm) each of the Corporation and its Subsidiaries that is incorporated under the laws of any state in the United States, whose principal place of business is within the United States or that employs employees resident in the United States is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA");

   (nn) (i) at the time of filing the Registration Statement with the SEC and
        (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Corporation was not and is not an Ineligible Issuer (as defined in Rule 405 under the 1933 Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Corporation be considered an Ineligible Issuer;

   (oo) the Corporation is, and following the completion of the transactions contemplated by this Agreement and assuming the use of proceeds as described in the Disclosure Package and the Prospectuses, will be a "foreign private issuer" as defined in Rule 3b-4 under the 1934 Act;

   (pp) no holders of securities of the Corporation have rights to the registration or qualification of such securities under the Registration Statement or Canadian Prospectus;

   (qq) the Corporation has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act, the Canadian Securities Laws or otherwise, stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Offered Shares;

   (rr) neither the Corporation nor any of its Subsidiaries nor, to the knowledge of the Corporation, any director, officer, agent, employee or affiliate of the Corporation or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Corporation, its Subsidiaries and, to the knowledge of the Corporation, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder;

   (ss) the Corporation and its Subsidiaries maintain "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the 1934
        Act), such disclosure controls and procedures are effective, and there is and has been no failure on the part of the Corporation and any of the Corporation's directors or officers, in their capacity as such, to comply in any material respect with any material provision of the Sarbanes-Oxley Act of 2002 to the extent applicable to the Corporation as a "foreign private issuer" as defined in Rule 3b-4 under the 1934 Act; and

   (tt) the Transfer Agent, at its principal office in Toronto, Ontario, has been duly appointed as the registrar and transfer agent in respect of the Common Shares.

9.  Covenants.

   (a) The Corporation covenants and agrees with the Underwriters that the Corporation will advise the Underwriters, promptly after receiving notice thereof of (i) the time when the amended Preliminary Prospectuses, the Prospectuses, the Issuer Free Writing Prospectuses, the Registration Statement and any Supplementary Material has been filed, (ii) the effectiveness of the Registration Statement, (iii) when any post effective amendment to the Registration Statement shall have been filed with the SEC or shall have become effective and (iv) receipts for the Canadian Preliminary Prospectus or the Canadian Prospectus therefor have been obtained (v) of the receipt of any comments from the Canadian Securities Regulators or the SEC, (vi) of any request by the Canadian Securities Regulators to amend or supplement the Canadian Preliminary Prospectus or the Canadian Prospectus or for additional information or of any request by the SEC to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information, (vii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any such purpose, and (viii) of the issuance by the Canadian Securities Regulators or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Corporation, or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any such purpose. The Corporation will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Offered Shares or the trading in the securities of the Corporation and, if any such order is issued, to obtain the lifting thereof at the earliest possible time. and will provide evidence reasonably satisfactory to the Underwriters of each such filing and copies of such receipts;

   (b) Subject to the Corporation's board of directors' exercise of its fiduciary duty to consider a transaction that might result in the Corporation ceasing to be a public company, the Corporation covenants and agrees with the Underwriters that the Corporation will use its reasonable best efforts (i) to maintain its status as a "reporting issuer" (or the equivalent thereof) not in default of the requirements of the Securities Laws of each of the Qualifying Provinces for a period of one year following the Closing Date and (ii) for a period of one year following the Closing Date file all documents required to be filed by the Corporation with the SEC pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the SEC thereunder;

   (c) Subject to the Corporation's board of directors' exercise of its fiduciary duty to consider a transaction that might result in the Corporation ceasing to be a public company, the Corporation covenants and agrees with the Underwriters that the Corporation will use its reasonable best efforts to maintain the listing of the Common Shares on the TSX and AMEX or such other recognized stock exchange or quotation system as the Underwriters may approve, acting reasonably, to the date that is two years following the Closing Date so long as the Corporation meets the minimum listing requirements of the TSX, AMEX or such other exchange or quotation system;

   (d) The Corporation will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (which need not be audited but shall be in reasonable detail) for the purposes of, and to provide the benefits contemplated by, the last paragraph of
        Section 11(a) of the 1933 Act and the regulations thereunder;

   (e) The Corporation will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Offered Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Corporation shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

   (f) The Corporation covenants and agrees with the Underwriters that the Corporation will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act, the Canadian Securities Laws or otherwise, stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Offered Shares;

   (g) The Corporation covenants and agrees with the Underwriters that the Corporation that, unless it obtains the prior written consent of each Underwriter, and each Underwriter, severally and not jointly, covenants and agrees with the Corporation that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Corporation, it has not made and will not make any offer relating to the Offered Shares that would constitute an "issuer free writing prospectus" as defined under Rule 433 under the 1933 Act, or that would otherwise constitute a Free Writing Prospectus required to be filed by the Corporation with the SEC or retained by the Corporation under Rule 433 under the 1933 Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule D hereto. Any such Free Writing Prospectus consented to by the Underwriters or the Corporation is hereinafter referred to as a "Permitted Free Writing Prospectus." The Corporation agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing

        Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the 1933 Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping;

   (h) Each Underwriter, severally and not jointly, covenants and agrees with the Corporation that:

        (i) without the prior written consent of the Corporation, it has not distributed and will not distribute any Free Writing Prospectus in a manner reasonably designed to lead to its broad unrestricted dissemination;

        (ii) without the prior written consent of the Corporation, it has not used and will not use any Free Writing Prospectus that contains the final terms of the Offered Shares unless such terms have previously been or will be included in a Free Writing Prospectus filed with the SEC;

        (iii) it will, pursuant to reasonable procedures developed in good faith, retain copies of, and comply with any legending requirements applicable to, each Free Writing Prospectus used or referred to by it, in accordance with the 1933 Act;

        (iv) it is not subject to any pending proceeding under Section 8A of the 1933 Act with respect to the offering of the Offered Shares (and will promptly notify the Corporation if any such proceeding against it is initiated during the delivery period for any offering documents); and

        (v) without the prior written consent of the Corporation, it has not prepared or conducted, or participated in, or will prepare or conduct, or participate in, the preparation or conduct of any "road show" relating to the Offered Shares that did not originate live, in real-time to a live audience or the preparation or provision of any communication used in connection with such road show that is a graphic or other written communication that is provided separately, for example by graphic means in a file designed to be copied or downloaded separately.

10. Conditions of Closing. The obligation of the Underwriters to purchase the Offered Shares shall be subject to the following:

   (a) The Canadian Final Prospectus shall have been timely filed with the Canadian Securities Regulators and a Mutual Reliance Review System Decision Document shall have been obtained in respect thereof and the Registration Statement shall have become effective; and at the Time of Closing no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC, no order having the effect of ceasing or suspending the distribution of the Offered Shares or the trading in the securities of the Corporation or any other securities of the Corporation shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States, and any request on the part of the Canadian Securities Regulators or the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters;

   (b) the Corporation shall cause its Yukon counsel, in respect of the laws of the Yukon, and Fasken Martineau DuMoulin LLP in respect of the laws of the Provinces of British Columbia, Alberta and Ontario, to deliver to the Underwriters and their counsel a legal opinion dated and delivered the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, with respect to the following matters:

        (i) the Corporation is a "reporting issuer", or its equivalent, in each of the Qualifying Provinces and it is not listed as in default of any requirement of the Securities Laws in any of the Qualifying Provinces;

        (ii) the Corporation is a corporation existing under the laws of the Yukon Territory and has all requisite corporate power to carry on its business as now conducted and to own, lease and operate its property and assets;

        (iii) the authorized capital of the Corporation;

        (iv)  the Corporation has all necessary corporate power and capacity:
              (i) to execute and deliver this Agreement and perform its obligations under this Agreement; and (ii) to create, issue and sell the Offered Shares;

        (v) all necessary corporate action has been taken by the Corporation to authorize the execution and delivery of each of the Preliminary Prospectus, the amended Preliminary Prospectus and the Prospectus and the filing thereof with the Canadian Securities Regulators;

        (vi) upon the payment therefor, the Underwritten Shares will have been validly issued as fully paid and non-assessable, and upon exercise of the Over-Allotment Option and payment therefor, the Additional Shares will have been validly issued as fully paid and nonassessable;

        (vii) all necessary corporate action has been taken by the Corporation to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder and this Agreement has been executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting the rights of creditors generally and subject to such other standard assumptions and qualifications including the qualifications that equitable remedies may be granted in the discretion of a court of competent jurisdiction and that enforcement of rights to indemnity, contribution and waiver of contribution set out in this Agreement may be limited by applicable law;

       (viii) the rights, privileges, restrictions and conditions attaching to the Common Shares are accurately summarized in all material respects in the Prospectuses and Registration Statement;

        (ix) all necessary documents have been filed, all requisite proceedings have been taken and all approvals, permits and consents of the appropriate regulatory authority in each of the Qualifying

              Provinces to qualify the distribution or distribution to the public of the Offered Shares in each of the Qualifying Provinces through persons who are registered under applicable legislation and who have complied with the relevant provisions of such applicable legislation;

        (x) subject only to the Standard Listing Conditions, the Offered Shares have been conditionally listed on the TSX;

        (xi) the execution and delivery of this Agreement, the fulfilment of the terms hereof by the Corporation and the issuance, sale and delivery of the Offered Shares to be issued and sold by the Corporation at the Time of Closing do not and will not result in a breach of or default under and do not and will not conflict with any of the terms, conditions or provisions of the articles or by-laws of the Corporation;

        (xii) Computershare Trust Company of Canada has been duly appointed the transfer agent and registrar for the Common Shares;

       (xiii) the Offered Shares will, on the Closing Date, be qualified investments under the Income Tax Act (Canada) for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans;

        (xiv) the statements set forth in the Canadian Final Prospectus under the caption "Canadian Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws referred to therein, are fair summaries of the matters discussed therein;

        (xv) To the knowledge of such counsel, there are no persons with registration rights or other similar rights to have any securities qualified for distribution under Canadian Securities Laws;

        (xvi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in Canada is necessary or required to be made or obtained by the Corporation in connection with the due authorization, execution and delivery of this Agreement or for the offering, sale or delivery of the Offered Shares;

       (xvii) To the knowledge of such counsel, there is not pending or threatened any action, suit, proceeding, inquiry, or investigation, to which the Corporation is a party, or to which the property of the Corporation is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Corporation or the consummation of the transactions contemplated in this Agreement or the performance by the Corporation of its obligations thereunder;

      (xviii) The Canadian Prospectus (excluding the financial statements and other financial data included or incorporated therein or omitted therefrom, as to which such counsel need not express any opinion) complies as to form in all material respects to the requirements of Canadian Securities Laws; and

        (xix) The documents incorporated by reference in the Canadian Prospectus as amended or supplemented (other than the financial statements and other financial data included or incorporated or deemed to be incorporated therein, as to which such counsel need not express any opinion), when they were filed with the Canadian Securities Regulators, complied as to form in all material respects to the formal requirements of the securities laws, rules and regulations of the Province of Ontario as interpreted and applied by the Canadian Securities Regulators and of the Qualifying Provinces as interpreted and applied by the relevant Canadian Securities Regulators under published policy statements,

              In connection with such opinion, counsel to the Corporation may rely on the opinions of local counsel in the Qualifying Provinces acceptable to counsel to the Underwriters, acting reasonably, as to the qualification for distribution of the Offered Shares or opinions may be given directly by local counsel of the Corporation with respect to those items and as to other matters governed by the laws of jurisdictions other than the province in which they are qualified to practise and may rely, to the extent appropriate in the circumstances, as to matters of fact on certificates of officers of the Corporation and others. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Disclosure Package (except that the reference to "U.S. Amended Preliminary Prospectus" and "U.S. Prospectus Amendment" in the definition of "Disclosure Package" herein shall be replaced with "Canadian Amended Preliminary Prospectus" and "Canadian Prospectus Amendment," as amended or supplemented at the Applicable Time, for the purpose of such counsel's opinion), and the Canadian Prospectus and in conferences with officers and other representatives of the Corporation, U.S. counsel for the Corporation, representatives of the independent accountants for the Corporation, counsel for the Underwriters and representatives of the Underwriters at which the contents of the Disclosure Package and the Canadian Final Prospectus and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsections (xiv) of this
              Section 10(b)) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Disclosure Package and Canadian Prospectus, on the basis of such participation, no facts have come to such counsel's attention which have caused such counsel to believe that (i) the Disclosure Package, when taken as a whole, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or (ii) as of the date of the Canadian Prospectus and as of the Closing Date, the Canadian Prospectus contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading (in each case, other than the financial statements and other financial and statistical information, and the information derived from the reports of or attributed to persons named in the Canadian Prospectus under the heading "Interest of Experts", included or incorporated by reference therein, as to which such counsel need express no belief).

   (c) the Corporation shall cause its U.S. counsel, Baker & McKenzie, together with Baker & McKenzie, Caracas, Venezuela, to deliver to the

        Underwriters and their counsel a legal opinion dated and delivered the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, acting reasonably, with respect to the following matters:

        (i) the Offered Shares are approved for listing subject to notice of issuance on the American Stock Exchange;

        (ii) to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required;

        (iii) the statements included or incorporated by reference in the Amended Preliminary Prospectuses and Final Prospectuses under the heading "Certain United States Federal Income Tax Considerations" and "Risk Factors - The Company determined that it is a "passive foreign investment company"..." insofar as such statements summarize legal matters discussed therein, are accurate and fair summaries of such legal matters in all material respects;

        (iv) the Registration Statement has become effective under the 1933 Act and the Form F-X was filed with the Commission prior to the effectiveness of the Registration Statement; the filing of the U.S. Final Prospectus and any amendments thereto, has been made in the manner and within the time periods required by Form F-10 and the applicable rules and regulations of the SEC; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose have been instituted or threatened by the SEC, and the Registration Statement and the U.S. Final Prospectus (other than the financial statements and other financial and statistical information and the information derived from the reports of or attributed to persons named in the U.S. Preliminary Prospectus and the U.S. Final Prospectus under the heading "Interests of Experts" included or incorporated by reference therein as to which such counsel need express no opinion) as of the Effective Date and the Form F-X appeared on its face to comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

        (v) the Corporation is not and, after giving effect to the offering and sale of the Offered Shares and the application of the proceeds thereof as described in the U.S. Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

        (vi) no approval or authorization, or filing with any governmental authority of the U.S. is required for transactions contemplated by the Agreement in connection with the sale of the Offered Shares such as have been obtained or made under the 1933 Act, except for such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Shares by the Underwriters in the manner contemplated in this Agreement and in the U.S. Amended Preliminary Prospectus and the U.S. Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

        (vii) neither the issue and sale of the Offered Shares, nor the transactions contemplated by the Agreement in connection with the sale of the Offered Shares will result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Corporation or its subsidiaries pursuant to, any U.S. federal, Texas or Venezuelan statute, law, rule, regulation, judgment, order or decree applicable to the Corporation or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Corporation or its Subsidiaries or any of its or their properties; and

       (viii) to the knowledge of such counsel, no holders of securities of the Corporation have rights to the registration of such securities under the Registration Statement.

              In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Corporation and public officials. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement, the Disclosure Package and the U.S. Final Prospectus and in conferences and telephone conversations with officers and other representatives of the Corporation, Canadian counsel for the Corporation, representatives of the independent accountants for the Corporation, counsel for the Underwriters and representatives of the Underwriters during which the contents of the Registration Statement, the Disclosure Package and U.S. Final Prospectus were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsection (iii) of this
              Section 10(c)) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and U.S. Final Prospectus, on the basis of such participation, there is not reason for such counsel to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, when taken as a whole, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) as of the date of the U.S. Final Prospectus and as of the Closing Date, the U.S. Final Prospectus included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information, and the information derived from the reports of or attributed to persons named in the U.S. Preliminary Prospectus and the U.S. Final Prospectus under the heading "Interest of Experts", included or incorporated by reference therein, as to which such counsel need express no opinion).

   (d) the Underwriters shall have received favourable legal opinions addressed to the Underwriters and legal counsel to the Underwriters in form and substance satisfactory to the Underwriters, acting reasonably, dated as of the Closing Date from Barbados counsel to the Corporation, with respect to Gold Reserve de Barbados Ltd.;

   (e) the Underwriters shall have received favourable legal opinions addressed to the Underwriters and legal counsel to the Underwriters in form and substance satisfactory to the Underwriters, acting reasonably, dated as of the Closing Date from Montana counsel to the Corporation, with respect to Gold Reserve Corp.; (f) the Underwriters shall have received favourable legal opinions addressed to the Underwriters in form and substance satisfactory to the Underwriters, acting reasonably, dated as of the Closing Date from Baker & McKenzie, Caracas, Venezuelan counsel to the Corporation, addressed to the Underwriters, legal counsel to the Underwriters and the Purchasers with respect to Gold Reserve de Venezuela, C.A. and Compania Aurifera Brisas del Cuyuni, CA. and with respect to title to the mineral concessions in Bolivar State, Venezuela, known as the Brisas Property similar in nature to the opinion dated November 3, 2004 delivered in connection with the last public offering by the Corporation;

   (g) the Underwriters shall have received at the Time of Closing a legal opinion dated the Closing Date from the Underwriters' Canadian counsel, Heenan Blaikie LLP, with respect to matters related to the transactions contemplated hereby reasonably requested by the Underwriters. In providing such opinion Heenan Blaikie LLP shall be entitled to rely on the opinions of local counsel as to matters governed by the laws of jurisdictions other than the laws of Canada and Province of Ontario respectively, and as to matters of fact, on certificates of the Corporation's registrar and transfer agents, auditors, public and stock exchange officials and officers of the Corporation. Heenan Blaikie LLP shall also be entitled to rely upon the opinion of counsel to the Corporation described in subparagraph 10(b);

   (h) the Underwriters shall have received at the Time of Closing a legal opinion dated the Closing Date from the Underwriters' U.S. counsel, Dorsey & Whitney LLP in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters related to the transactions contemplated hereby reasonably requested by the Underwriters, including, without limitation, a negative assurance letter;

   (i) the Underwriters shall have received a certificate dated the Closing Date, signed by the President and Chief Executive Officer of the Corporation or any other senior officer of the Corporation as may be acceptable to the Underwriters, in form and content satisfactory to the Underwriters' counsel, acting reasonably, with respect to:

        (i)   the articles and by-laws of the Corporation;

        (ii) the resolutions of the Corporation's board of directors relevant to the issue and sale of the Offered Shares to be issued and sold by the Corporation and the authorization of the other agreements and transactions contemplated herein; and

        (iii) the incumbency and signatures of signing officers of the Corporation;

   (j) the Corporation shall cause its auditors, PricewaterhouseCoopers LLP, to deliver to the Underwriters a comfort letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, bringing forward to a date not more than two business days prior to the Closing Date the information contained in the comfort letter referred to in Subsection 5(a)(iii) hereof;

   (k) the Corporation shall deliver to the Underwriters, at the Time of Closing, certificates dated the Closing Date addressed to the Underwriters and signed by the President and Chief Executive Officer of the Corporation and the Chief Financial Officer of the Corporation, or such other senior officer(s) of the Corporation as may be acceptable to the Underwriters, certifying for and on behalf of the Corporation and without personal liability, after having made due enquiries, to the effect that:

        (i) the Corporation has complied in all respects with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Time of Closing;

        (ii) the representations and warranties of the Corporation contained herein, including without limitation those representations in
              Section 5(c), are true and correct in all respects as at the Time of Closing, with the same force and effect as if made on and as at the Time of Closing after giving effect to the transactions contemplated hereby (for purposes of this certificate, references to Preliminary Prospectuses in the representations and warranties in Section 8 shall be deemed to be references to the Disclosure Package and Final Prospectuses);

        (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Corporation, are contemplated by the SEC;

        (iv) decision documents have been issued by the Canadian Securities Regulators in the Qualifying Provinces for the Canadian Final Prospectus and no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Common Shares or the Offered Shares to be issued and sold by the Corporation has been issued and no proceedings for such purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened; and

        (v) since the respective dates as of which information is given in the Prospectuses (A) there has been no material change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and the Subsidiaries on a consolidated basis, and (B) no transaction has been entered into by any of the Corporation or the Subsidiaries which is material to the Corporation on a consolidated basis, other than as disclosed in the Prospectuses;

   (l) the Underwriters shall have received copies of correspondence indicating that the Corporation has obtained all necessary approvals for the Offered Shares to be conditionally listed on the TSX and AMEX, subject only to the Standard Listing Conditions;

   (m) the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements; and

   (n) the Underwriters shall have received from the directors and senior officers of the Corporation, written undertakings in favour of the Underwriters agreeing not to sell, transfer, assign or otherwise dispose of any securities of the Corporation owned directly or indirectly, by such directors or officers for a period of 90 days following the Closing Date without the prior consent of the Underwriters, which shall not be unreasonably withheld.

11. Closing. The closing of the purchase and sale of the Offered Shares shall be completed at the Time of Closing at the offices of Fasken Martineau DuMoulin LLP, Toronto, Ontario, or at such other place as the Corporation and the Underwriters may agree in writing. At the Time of Closing, the Corporation shall deliver to the Underwriters:

   (a) (i) one definitive certificate representing in the aggregate the total number of the Offered Shares, registered in the name of "Sprott Securities Inc.", or in such other name or names as shall be designated in writing by Sprott on behalf of the Underwriters not less than 48 hours prior to the Time of Closing. The Corporation shall make all necessary arrangements for the exchange of such definitive certificates, on the date of delivery, at the principal office of the Transfer Agent in the City of Toronto for certificates representing the Offered Shares in such amounts and registered in such names as shall be designated by Sprott in writing on behalf of the Underwriters not less than 48 hours prior to the Time of Closing. The Corporation shall pay all fees and expenses payable to or incurred by the Transfer Agent in connection with the preparation, delivery, certification and exchange of the definitive share certificate contemplated by this Subsection 11(a) and the fees and expenses payable to or incurred by the Transfer Agent in connection with such additional transfers required in the course of the distribution of the Offered Shares; and

   (b) one or more cheques or wire transfers to "Sprott Securities Inc." (or as Sprott may otherwise direct), on behalf of the Underwriters, representing the fees payable by the Corporation to the Underwriters as provided in the fourth paragraph of this Agreement and the expenses of the Underwriters payable pursuant to Section 15 hereof, against payment by the Underwriters to the Corporation of the purchase price for the Offered Shares being issued and sold by them hereunder by wire transfer (provided that the Underwriters may make payment by a net cheque or wire transfer delivered by Sprott payable to the Corporation representing the gross proceeds of the Offering less the fees payable by the Corporation to the Underwriters and any expenses (pursuant to section 15) of the Underwriters in which case the Corporation shall not be required to deliver the Underwriters the cheque referred to in Subsection 11(b)).

Any notice of the exercise of the Over Allotment Option (the "Over-Allotment Option Notice") to purchase Additional Shares, in whole or in part, shall be given by Sprott on behalf of the Underwriters to the Corporation in the manner set forth in Section 19 hereof and shall specify the number of Additional Shares to be purchased by the Underwriters under the Over Allotment Option and the closing date for the issuance of the Additional Shares (the "Over-Allotment Option Closing Date") and time of closing. The Over-Allotment Option Closing Date, which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, shall be not less than two nor more than five business days after providing the Over-Allotment Option Notice, as shall be specified in the Over-Allotment Option Notice.

If any Additional Shares are purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional Common Shares as Sprott may determine) that bears the same proportion to the total number of Additional Shares as the percentages of the aggregate amount of Offered Shares to be purchased at the Time of Closing set out in Section 18 opposite the name of such Underwriter.

In the event the Over Allotment Option is exercised in accordance with its terms, the Corporation shall deliver to the Underwriters at the closing time specified in the Over-Allotment Option Notice:

   (i) the documents, opinions, certificates and other agreements and materials required under Sections 10(a), (b), (c), (d), (i), (j) and (k), in each case dated the Over-Allotment Option Closing Date (other than certificates of status which may be dated within 5 days prior to the Over-Allotment Option Closing Date), together with such further documentation as may be contemplated herein or as the Underwriters may reasonably require; and

   (ii) such other items set forth in Section 11 herein.

12. Restrictions on Further Issues or Sales. During the period commencing the date hereof and ending on the day which is 90 days following the Closing Date, the Corporation shall not, directly or indirectly, without the prior written consent of the Underwriters, such consent not to be unreasonably withheld, issue, or announce any offer, sale or other issuance, of any Common Shares or any securities convertible into or exchangeable for Common Shares other than pursuant to:

   (a) the grant or exercise of stock options and other similar issuances pursuant to the share incentive plan of the Corporation and other share compensation arrangements;

   (b) outstanding warrants or other convertible securities and any rights which have been granted or issued, subject to any necessary regulatory approval;

   (c)  obligations in respect of existing mineral property agreements; and

   (d) the issuance of securities in connection with a bona fide arm's length acquisition of a business or asset whether by way of purchase of shares or assets, merger, plan of arrangement, amalgamation or otherwise which does not exceed 10% of the basic shares outstanding of the Corporation immediately following the completion of the Offering.

13.  Indemnification by the Corporation.

   (a) The Corporation (the "Indemnifying Party" with respect to indemnification under Section 13(a)) shall fully indemnify and save harmless each of the Underwriters and their respective affiliates, their respective directors, officers, employees and agents, which shall include without limitation, the U.S. Dealers (collectively, the "Indemnified Parties" and individually an "Indemnified Party" with respect to indemnification under Section 13(a)) from and against all losses (other than losses of profit), claims, actions, damages, liabilities, costs and expenses, (including the reasonable fees and expenses of the Underwriters' counsel that may be incurred in advising with respect to or defending such claim), in any way caused by or arising directly or indirectly from or in consequence of:

        (i) any information or statement (except information and statements furnished to the Corporation by the Underwriters relating solely to the Underwriters) contained in the Registration Statement, Preliminary Prospectuses, the amended Preliminary Prospectuses, the Prospectuses or any Issuer Free Writing Prospectus, including any Documents Incorporated by Reference, filed in connection with the sale of the Offered Shares pursuant to the Offering or any certificate of the Corporation delivered under the Agreement which at the time and in light of the circumstances in which it was made contains or is alleged to contain a misrepresentation;

        (ii) any omission or alleged omission to state in the Registration Statement, the Preliminary Prospectuses, the amended Preliminary Prospectuses, the Prospectuses or any Issuer Free Writing Prospectus, including any Documents Incorporated by Reference, or any certificate of the Corporation delivered under the Agreement any fact (except any omission or alleged omission made in reliance upon and in conformity with written information furnished to the Corporation by the Underwriters expressly for use in the Prospectuses or the Registration Statement relating solely to the Underwriters) required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

        (iii) any order made or enquiry, investigation or proceeding commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission or a misrepresentation or alleged misrepresentation made in reliance upon and in conformity with written information furnished to the Corporation by the Underwriters expressly for use in the Prospectuses or the Registration Statement) in the Registration Statement, the Preliminary Prospectuses, the amended Preliminary Prospectuses, the Prospectuses or any Issuer Free Writing Prospectus, including any Documents Incorporated by Reference, or based upon any failure to comply with Applicable Securities Laws (other than any failure or alleged failure to comply by the Underwriters) preventing or materially restricting the trading in or the sale of the Offered Shares in any Qualifying Province of in the United States;

        (iv) the non-compliance or alleged non-compliance by the Corporation with any requirements of the Applicable Securities Laws or other applicable securities laws, regulations or rules including the Corporation's non-compliance with any statutory requirement to make any document available for inspection; or

        (v) any breach of any representation, warranty, or covenant of the Corporation in this Agreement.

   (b) Each Underwriter and U.S. Dealer (collectively, the "Indemnifying Parties" and individually the "Indemnifying Party" with respect to indemnification under Section 13(b)), severally and not jointly, agrees to fully indemnify and save harmless the Corporation, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Corporation within the meaning of either the 1933 Act or the 1934 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" with respect to indemnification under Section 13(b)), to the same extent as the foregoing indemnity in Section 13(a) to each Underwriter, but only with reference to written information furnished to the Corporation relating solely to such Underwriter, by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. With respect to Section 13(b), references to Underwriters shall be deemed to include references to U.S. Dealers.

   (c) If any claim contemplated by this Section 13 shall be asserted against any of the Indemnified Parties, or if any potential claim contemplated by this Section 13 shall come to the knowledge of any of the Indemnified Parties, the Indemnified Party concerned shall notify in writing the Indemnifying Party as soon as possible of the nature of such claim (provided that any failure to so notify in respect of any potential claim shall affect the liability of the Indemnifying Party under this
        Section 13 only to the extent that the Indemnifying Party is materially prejudiced by such failure). The Indemnifying Party shall, subject as hereinafter provided, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce such claim; provided, however, that the defence shall be through legal counsel selected by the Indemnifying Party and acceptable to the Indemnified Party, acting reasonably and no admission of liability shall be made by the Indemnifying Party or the Indemnified Party without, in each case, the prior written consent of all the Indemnified Parties affected and the Indemnifying Party, in each case such consent not to be unreasonably withheld. An Indemnified Party shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless:

        (i) the Indemnifying Party fails to assume the defence of such suit on behalf of the Indemnified Party within twenty days of receiving notice of such suit;

        (ii) the employment of such counsel has been authorized by the Indemnifying Party; or

        (iii) the named parties to any such suit (including any added or third parties) include the Indemnified Party and the Indemnifying Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing by counsel that representation of the Indemnified Party by counsel for the Indemnifying Party is inappropriate as a result of the potential or actual conflicting interests of those represented;

        (in each of cases (i), (ii) or (iii), the Indemnifying Party shall not have the right to assume the defence of such suit on behalf of the Indemnified Party, but the Indemnifying Party shall only be liable to pay the reasonable fees and disbursements of one firm of separate counsel for all Indemnified Parties. In no event shall the Indemnifying

        Party be required to pay the fees and disbursements of more than one set of counsel for all Indemnity Parties in respect of any particular claim or set of claims). The Indemnifying Party will not, without the prior written consent of the Indemnity Parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnity Party from all liability arising out of such claim, action, suit or proceeding.

   (d) The Corporation hereby acknowledges and agrees that, with respect to Sections 13 and 14 hereof, the Underwriters are contracting on their own behalf and as agents for their affiliates, directors, officers, employees and agents and their respective directors, officers, employees and agents (collectively, the "Beneficiaries"). In this regard, each of the Underwriters shall act as trustee for the Beneficiaries of the covenants of the Corporation under Sections 13 and 14 hereof with respect to the Beneficiaries and accepts these trusts and shall hold and enforce such covenants on behalf of the Beneficiaries.

14. Contribution.

   (a) In order to provide for just and equitable contribution in circumstances in which the indemnity provided in Section 13 hereof would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Indemnified Parties or enforceable otherwise than in accordance with its terms, the Underwriters and the Corporation shall contribute to the aggregate of all claims, damages, liabilities, costs and expenses and all losses (other than losses of profits) of the nature contemplated in Section 13 hereof and suffered or incurred by the Indemnified Parties in such proportions so that the Underwriters shall be responsible for the portion represented by the percentage that the total Underwriters' fee payable to the Underwriters bears to the aggregate purchase price of the Offered Shares, as determined pursuant to the provisions hereof, and the Corporation shall, subject to paragraph (b) of this Section, be responsible for the balance. The Underwriters shall not in any event be liable to contribute, in the aggregate, any amount in excess of such total fee or any portion thereof actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or gross negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or gross negligence.

   (b) For greater certainty, the Indemnifying Party shall not have any obligation to contribute pursuant to this Section 14 in respect of any claim except to the extent the indemnity given by it in Section 13 hereof would have been applicable to such claim in accordance with its terms, had such indemnity been found to be enforceable and available to the Indemnified Parties.

   (c) The rights to contribution provided in this Section 14 shall be in addition to and not in derogation of any other right to contribution which the Indemnified Parties may have by statute or otherwise at law provided that paragraphs (a) and (b) of this Section 14 shall apply, mutatis mutandis, in respect of such other right.

   (d) If an Indemnified Party has reason to believe that a claim for contribution may arise, the Indemnified Party shall give the Indemnifying Party notice thereof in writing as soon as reasonably practicable, but failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation which it may have to the Indemnified Party under this Section 14 provided that the Indemnifying Party is not prejudiced by such failure, and the right of the Indemnifying Party to assume the defence of such Indemnified Party shall apply as set out in Section 13 hereof, mutatis mutandis.

15. Expenses. Whether or not the purchase and sale of the Offered Shares shall be completed, all expenses of or incidental to the creation, issuance and delivery of the Offered Shares and of or incidental to all matters in connection with the transactions herein set out shall be borne by the Corporation including, without limitation:

   (a) all expenses of or incidental to the creation, issue, sale or distribution of the Offered Shares and the filing of the Registration Statement, the Preliminary Prospectuses, the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Prospectuses, any Supplementary Material and any Issuer Free Writing Prospectuses and the reasonable out-of-pocket expenses of the Underwriters and the reasonable fees of the Underwriters' counsel; provided that in connection with the Underwriters' legal fees, the Corporation shall be solely responsible for paying the first $100,000 in fees (including disbursements and applicable taxes) and any fees, disbursements and applicable taxes in excess of $100,000 shall be shared equally between the Corporation, on the one hand, and the Underwriters, on the other hand subject to a maximum total reimbursement by the Corporation of $150,000;

   (b) all expenses of or incidental to any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings);

   (c) the reasonable fees and expenses of the auditors, counsel to the Corporation and all local counsel (including GST and other applicable taxes on all of the foregoing) and the transfer agent for the Common Shares; and

   (d) all costs incurred in connection with the preparation, filing and printing of the Registration Statement, the Preliminary Prospectuses, the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Prospectuses, any Issuer Free Writing Prospectuses and any Supplementary Material and the share certificates contemplated hereunder.

16. All Terms to be Conditions. The Corporation agrees that the conditions contained in this Agreement will be complied with insofar as the same relate to acts to be performed or caused to be performed by the Corporation and that it will use its commercially reasonable efforts to cause all such conditions to be complied with. Any breach or failure to comply with any of the conditions set out in this Agreement shall entitle the Underwriters to terminate their obligation to purchase the Offered Shares, by written notice to that effect given to the Corporation at or prior to the Time of Closing. It is understood that the Underwriters may waive, in whole or in part, or extend the time for compliance with, any terms and conditions in this Agreement without prejudice to the rights of the Underwriters in respect of any such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing.

17.  Termination by Underwriters in Certain Events.

   (a) Each Underwriter shall also be entitled to terminate its obligation to purchase the Offered Shares by written notice to that effect given to the Corporation at or prior to the Time of Closing if:

        (i) material change - there shall be any material change in the affairs of the Corporation, or change in any material fact or there should be discovered any previously undisclosed material fact or material change required to be disclosed in the Registration Statement, the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Prospectuses, any Issuer Free Writing Prospectus or Supplementary Material or there should occur a change (other than a change related solely to the Underwriters) in a material fact contained in the Registration Statement, the Amended Preliminary Prospectuses, any other Prospectus Amendments, the Prospectuses, any Issuer Free Writing Prospectus or Supplementary Material, in each case which, in the reasonable opinion of the Underwriters (or any of them), has or would be expected to have a significant adverse effect on the market price or value of the Common Shares; or

        (ii) disaster out - (A) any inquiry, action, suit, investigation or other proceeding (whether formal or informal) is commenced, announced or threatened or any order made by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality including, without limitation, the TSX, the AMEX or any securities regulatory authority or any law or regulation is enacted or changed which in the opinion of the Underwriters (or any of them), acting reasonably, operates to prevent or restrict the trading of the Common Shares or materially and adversely affects or will materially and adversely affect the market price or value of the Common Shares; or (B) if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation which in the reasonable opinion of the Underwriters (or any one of them) seriously adversely affects, or involves, or will, or could reasonably be expected to, seriously adversely affect, or involve, the financial markets or the business, operations or affairs of the Corporation and its Subsidiaries taken as a whole.

   (b) If this Agreement is terminated by any of the Underwriters pursuant to Subsection 17(a), there shall be no further liability on the part of such Underwriter or of the Corporation to such Underwriter, except in respect of any liability which may have arisen or may thereafter arise under Sections 13, 14 and 15.

   (c) The right of the Underwriters or either of them to terminate their respective obligations under this Agreement is in addition to such other remedies as they may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement. A notice of termination given by one Underwriter under this Section 17 shall not be binding upon the other Underwriter.

18. Obligations of the Underwriters to be Several. Subject to the terms and conditions hereof, the obligation of the Underwriters to purchase the Offered

Shares shall be several and not joint. The percentage of the Offered Shares to be severally purchased and paid for by each of the Underwriters shall be as follows:

         Sprott Securities Inc.                             -        50%
         RBC Dominion Securities Inc.                       -        50%

If an Underwriter (a "Refusing Underwriter") shall not complete the purchase and sale of the Offered Shares which such Underwriter has agreed to purchase hereunder for any reason whatsoever, the other Underwriter (the "Continuing Underwriter") shall be obligated severally to take up and pay for any and all Offered Shares (whether Underwritten Shares or Additional Shares) which the Refusing Underwriter agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Offered Shares which the Refusing Underwriter agreed but failed to purchase shall exceed 10% of the aggregate amount of Offered Shares, the Continuing Underwriter shall be entitled, at its option, to purchase all but not less than all of the Offered Shares which would otherwise have been purchased by such Refusing Underwriter. If the Continuing Underwriter does not elect to purchase the balance of the Offered Shares pursuant to the foregoing:

   (a) the Continuing Underwriter shall not be obliged to purchase any of the Offered Shares that any Refusing Underwriter is obligated to purchase; and

   (b) the Corporation shall not be obliged to sell less than all of the Offered Shares,

and the Corporation shall be entitled to terminate its obligations under this Agreement arising from their acceptance of this offer, in which event there shall be no further liability on the part of the Corporation or the Continuing Underwriter, except pursuant to the provisions of Sections 13, 14 and 15. Nothing in this Section 18 shall relieve from liability to the Corporation any Refusing Underwriter.

19. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered to,

         in the case of the Corporation, to:

         Gold Reserve Inc.
         926 West Sprague Avenue
         Suite 200
         Spokane, Washington 99201
         U.S.A.

         Attention:       Douglas Belanger, President
         Facsimile No.: (509) 623-1634

         with copies of any such notice to:

         Fasken Martineau DuMoulin LLP
         4200 TD Bank Tower
         Toronto Dominion Centre
         Toronto, Ontario
         M5K 1N6

         Attention:       Charles Higgins and Georges Dube
         Facsimile No.: (416) 364-7813

         and:

         Baker & McKenzie LLP
         Pennzoil Place, South Tower
         711 Louisiana, Suite 3400
         Houston, Texas 77002

         Attention:        Jonathan B. Newton
         Facsimile No.: (713) 427-5099

         in the case of Sprott Securities Inc. to:

         Sprott Securities Inc.
         Royal Bank Plaza
         P.O. Box 63 South Tower, Suite 2750 Toronto, ON M5J 2J2

         Attention:        Darren Wallace
         Facsimile No.: (416) 943-6496

         in the case of RBC Dominion Securities Inc.

         RBC Dominion Securities Inc.
         Royal Bank Plaza, South Tower
         200 Bay Street
         Toronto, ON M5J 2W7

         Attention:        Gary A. Sugar
         Facsimile No.: (416) 842-7527

         with a copy of any such notice to:

         Heenan Blaikie LLP
         Royal Bank Plaza, South Tower
         200 Bay Street
         Toronto, ON M5J 2J4

         Attention:       Kevin Rooney
         Facsimile No.: (416) 360-8425

         and

         Dorsey & Whitney LLP
         1420 Fifth Avenue, Suite 3400
         Seattle, WA 98101

         Attention:       Kimberley Anderson
         Facsimile No.: (206) 903-8820


The Corporation and the Underwriters may change their respective addresses for notices by notice given in the manner aforesaid. Any such notice or other communication shall be in writing, and unless delivered personally to the addressee or to a responsible officer of the addressee, as applicable, shall be given by telecopy and shall be deemed to have been given when: (i) in the case of a notice delivered personally to a responsible officer of the addressee, when so delivered; and (ii) in the case of a notice delivered or given by telecopy on the first business day following the day on which it is sent.

20. Miscellaneous.

   (a) Except with respect to Sections 13, 14, 17 and 18, all transactions and notices on behalf of the Underwriters hereunder or contemplated hereby may be carried out or given on behalf of the Underwriters by Sprott and Sprott shall in good faith discuss with RBC the nature of any such transactions and notices prior to giving effect thereto or the delivery thereof, as the case may be.

   (b) This Agreement shall enure to the benefit of, and shall be binding upon, the Underwriters and the Corporation and their respective successors and legal representatives. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or unenforceability of the remaining provisions of this Agreement.

   (c) This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

   (d) Time shall he of the essence hereof and, following any waiver or indulgence by any party, time shall again be of the essence hereof.

   (e) The words, "hereunder", "hereof' and similar phrases mean and refer to the Agreement formed as a result of the acceptance by the Corporation of this offer by the Underwriters to purchase the Offered Shares.

   (f) All representations, warranties, covenants and agreements of the Corporation and the Underwriters herein contained or contained in documents submitted pursuant to this Agreement and in connection with the transaction of purchase and sale herein contemplated shall survive the purchase and sale of the Offered Shares and the termination of this Agreement for a period of three years and shall continue in full force and effect for the benefit of the Underwriters or the Corporation, as the case may be, for a period of three years regardless of any subsequent disposition of the Offered Shares or any investigation by or on behalf of the Underwriters with respect thereto. The Underwriters and the Corporation shall be entitled to rely on the representations and warranties of the Corporation or the Underwriters, as the case may be, contained herein or delivered pursuant hereto notwithstanding any investigation which the Underwriters or the Corporation may undertake or which may be undertaken on the Underwriters' behalf.

   (g) Each of the parties hereto shall be entitled to rely on delivery of a facsimile copy of this Agreement and acceptance by each such party of any such facsimile copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

   (h) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

   (i) It is understood that the terms and conditions of this Agreement supersede any previous verbal or written agreement between the Underwriters and the Corporation with respect to this offering.




                           [INTENTIONALLY LEFT BLANK]

If the foregoing accurately reflects the terms of the transactions which we are to enter into and are agreed to by you, please communicate your acceptance by executing the enclosed copies of this agreement where indicated and returning them to us.

Yours very truly

SPROTT SECURITIES INC.


By:    /s/ Peter Grosskopf
      -----------------------------------------------
         Authorized Signing Officer


RBC DOMINION SECURITIES INC.


By:  /s/ Gary A. Sugar
    -------------------------------------------------
         Authorized Signing Officer




Accepted and agreed to by the undersigned as of the date of this letter first written above.

                                           GOLD RESERVE INC.


                                           By: /s/ A. Douglas Belanger
                                               A. Douglas Belanger
                                               President

                                  SCHEDULE "A"


(a) annual information form of the Corporation in the form of Form 20-F for the year ended December 31, 2005;

(b) audited annual consolidated comparative financial statements of the Corporation for the year ended December 31, 2005 and the auditors' report thereon, together with management's discussion and analysis for the year ended December 31, 2005;

(c) management information circular dated April 14, 2005 prepared in connection with the Corporation's annual and special meeting of shareholders held on June 2, 2005;

(d) management information circular dated January 31, 2006 prepared in connection with the Corporation's special meeting of shareholders held on March 22, 2006; and

(e) the summary, being pages 1.1 to 1.13 inclusive, of NI 43-101 Technical Report Gold and Copper Project Brisas Project dated February 24, 2005 as prepared by Pincock, Allen & Holt.

                                  SCHEDULE "B"
                         SUBSIDIARIES OF THE CORPORATION

----------------------------------------------- ------------------------------------ ---------------------------------
Subsidiary                                                 Jurisdiction                     Ownership Interest
----------------------------------------------- ------------------------------------ ---------------------------------
Gold Reserve Corporation                                      Montana                              100%
----------------------------------------------- ------------------------------------ ---------------------------------
Gold Reserve de Venezuela, C.A.                              Venezuela                             100%
----------------------------------------------- ------------------------------------ ---------------------------------
Gold Reserve de Barbados Ltd.                                Barbados                              100%
----------------------------------------------- ------------------------------------ ---------------------------------
Companion Aurifera Brisas del Cuyoni, C.A.                   Venezuela                             100%
----------------------------------------------- ------------------------------------ ---------------------------------

                                  SCHEDULE "C"
                       OUTSTANDING CONVERTIBLE SECURITIES


Equity Units (Class B Shares)               1,085,099

Warrants to purchase Common Shares          2,680,500

Options to purchase Common Shares           562,058

As of April 28, 2006

                                  SCHEDULE "D"
              SCHEDULE OF FREE WRITING PROSPECTUSES INCLUDED IN THE
                               DISCLOSURE PACKAGE

Preliminary term sheet dated May 2, 2006